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                                                                   EXHIBIT 10.27


                             SUBSCRIPTION AGREEMENT

      This Subscription Agreement (this "Agreement") is made and entered into as of October 25, 2000 by and among D and W Holdings, Inc., a Delaware corporation (the "Company"), and GE Investment Private Placement Partners II, a Limited Partnership, a Delaware limited partnership (the "Subscriber").

                             W I T N E S S E T H:

      WHEREAS, the Subscriber desires to subscribe for and purchase, and the Company desires to issue and sell to the Subscribers, such number of shares of Series A Common Stock, par value $.01 per share (the "Shares"), of the Company set forth opposite the Subscriber's name on Schedule 1 hereto at the purchase price of $1.30 per share or an aggregate purchase price set forth opposite the Subscriber's name on Schedule 1 hereto (the "Aggregate Purchase Price").

      NOW, THEREFORE, in consideration of the mutual agreements and benefits to accrue to the Company and the Subscriber and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

      1. SUBSCRIPTION. Subject to the terms and conditions of this Agreement, the Subscriber hereby subscribes for and agrees to purchase, and the Company hereby accepts such subscription and agrees to issue and sell to the Subscriber, the Shares for the Aggregate Purchase Price in the amounts as set forth opposite the Subscriber's name on Schedule 1 hereto.

      2. DELIVERIES. Upon execution and delivery of this Agreement, and subject to the terms and conditions hereof, the Company shall deliver to the Subscriber a certificate representing the Shares, against payment of the Aggregate Purchase Price by the Subscriber, in the amounts as set forth opposite the Subscriber's name on Schedule 1 hereto.

      3. REPRESENTATIONS AND WARRANTIES OF THE SUBSCRIBERS. The Subscriber represents and warrants to the Company as follows:

            (a) The Subscriber is an Accredited Investor as such term is defined in Regulation D under the Securities Act of 1933, as amended, and the rules and regulations in effect thereunder.

            (b) The Subscriber is acquiring the Shares solely for its own account for investment and not with a view to the distribution or resale thereof.

            (c) The execution, delivery and performance by the Subscriber of this Agreement are within the powers of the Subscriber, have been duly authorized and will not constitute or result in a breach or default under, violation of, or conflict with, any law, statute, rule, regulation, ordinance, order, judgment, injunction, decree, or other similar restriction, or any contract, agreement, lease, mortgage, deed of trust, instrument, permit

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or other undertaking, to which the Subscriber is a party or by which the
Subscriber is bound, any provisions of its articles of incorporation, by-laws, limited liability company agreement or similar instruments. The signature of the Subscriber on this Agreement is genuine, and the signatory has legal competence and capacity to execute the same. This Agreement constitutes a legal, valid and binding obligation of the Subscriber, enforceable in accordance with its terms, except as the enforceability thereof may be subject to or limited by (a) bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting rights of creditors; and (b) general equitable principles, regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

      4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to the Subscriber as follows:

            (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

            (b) The Company has the necessary right, power and authority to enter into this Agreement and to carry out the transactions contemplated hereby, and this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be subject to or limited by (a) bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws relating to or affecting rights of creditors; and (b) general equitable principles, regardless of whether the issue of enforceability is considered in a proceeding in equity or at law.

            (c) When issued in accordance with the terms and conditions hereof, all of the Shares issued pursuant to this Agreement shall be validly issued, fully paid and nonassessable. Neither the execution nor delivery of this Agreement nor fulfillment of nor compliance with the terms and provisions of this Agreement by the Company, will conflict with, or result in any violation of, or result in the creation of any lien upon any of the properties or assets of the Company or any of its subsidiaries pursuant to, or require any consent, approval or other action by any court or administrative or governmental body or any other person pursuant to, the Certificate of Incorporation or By-laws of the Company or any of its subsidiaries, any award of any arbitrator or any agreement, instrument, order, judgment, decree, statute, law, rule or regulation to which the Company or any of its subsidiaries is subject.

            (d) The issue or delivery of the Shares will not require any consent, approval or authorization of, or any notice to, or filing, registration or qualification with, any court or administrative or governmental body other than with respect to applicable state securities or blue sky laws for which the appropriate consents, approvals or authorizations have been obtained and the appropriate notices, filings, registrations or qualifications have been made.

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      5. FURTHER ASSURANCES.  The parties hereto will, upon reasonable request of another party, execute and deliver any additional documents necessary or desirable to complete the transactions described herein.

      6. MISCELLANEOUS.

            (i) GOVERNING LAW. This Agreement shall be governed by, and enforceable in accordance with, the laws of the State of New York, without reference to principles of conflict of laws.

            (ii) AMENDMENTS, ETC. All amendments or waivers of any provisions of this Agreement may only be made pursuant to a written instrument executed by the parties hereto or their successors and permitted assigns.

            (iii) SUCCESSORS AND ASSIGNS. All covenants and agreements in this Agreement made by or on behalf of any of the parties hereto shall bind and inure to the benefit of the successors and permitted assigns of such party; PROVIDED, HOWEVER, that no party hereto may assign any of its rights or obligations under this Agreement without the written consent of the other parties hereto.

            (iv) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

            (v) THIRD PARTY BENEFICIARIES. This Agreement shall not, and shall not be deemed to, confer any right or remedy upon any person other than the parties hereto and their respective successors and permitted assigns.



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      IN WITNESS WHEREOF, this Agreement has been executed by or on behalf of each of the parties hereto as of the date first above written.



                                 D AND W HOLDINGS, INC.


                                 By_________________________________
                                   Name:  Jeff L. Hull
                                   Title:  President



                                 GE INVESTMENT PRIVATE PLACEMENT
                                 PARTNERS II, A LIMITED PARTNERSHIP

                                 BY:  GE ASSET MANAGEMENT
                                 INCORPORATED, Its General Partner


                                 By_________________________________
                                   Name:
                                   Title:


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                                   SCHEDULE 1






                                          AGGREGATE PURCHASE
                                          PRICE (AT RATE OF
SUBSCRIBER               SHARES            $1.30 PER SHARE)
----------               ------            ----------------

GEIPPPII               11,538,461            $15,000,000